Exhibit 10.2(b)

FIRST AMENDMENT TO
Fourth AMENDED AND RESTATED
MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED MANAGEMENT AGREEMENT dated February 16, 2021 (this “Agreement”) is made by and among ACRES COMMERCIAL REALTY CORP. f/k/a EXANTAS CAPITAL CORP., a Maryland corporation (the “Company”), ACRES CAPITAL, LLC, a Delaware limited liability company (together with its permitted assignees, the “Manager”), and ACRES CAPITAL CORP., a Delaware corporation (“Acres Capital”).

WHEREAS, the Company is a party to that certain Fourth Amended and Restated Management Agreement dated as of July 31, 2020 by and among the Company, the Manager, and ACRES Capital (the “Agreement”);

WHEREAS, pursuant to those certain Articles of Amendment filed with the State Department of Assessments and Taxation of Maryland, (the “Articles”), effective as of February 16, 2021 at 5 p.m. Eastern Standard Time (the “Effective Time”), (i) the name of the Company was changed to ACRES Commercial Realty Corp. and (ii) every three shares of common stock of the Company that were issued and outstanding as of the Effective Time were combined into one issued and outstanding share;

WHEREAS, simultaneously with the effectiveness of the Articles, the parties desire to amend the Agreement, as set forth below;

WHEREAS, Section 21 of the Agreement provides that the Agreement may only be amended by an agreement in writing signed by the parties to the Agreement;

NOW THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows.  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

SECTION 1.Name Change Amendment

(a)All references in the Agreement to “Exantas Capital Corp.” shall be to “ACRES Commercial Realty Corp.”

SECTION 2.Incentive Compensation

(a)The definition of Incentive Compensation in Section 1(v) is hereby amended to replace the current clause (A)(ii)(1)(a) with:

(a)“Book value as of the end of such quarter divided by 10,293,783”.

SECTION 3.Execution in Counterparts

This Amendment nay be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ACRES COMMERCIAL REALTY CORP.

/s/ Mark Fogel
By:	Mark Fogel
Title:	President

ACRES CAPITAL, LLC

/s/ Mark Fogel
By:	Mark Fogel
Title:	President & CEO

ACRES CAPITAL CORP.

/s/ Mark Fogel
By:	Mark Fogel
Title:	President & CEO

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